UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
DATE OF REPORT: May 24, 2007
(Date of earliest event reported)
Intermune, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-29801 (Commission File Number)	94-3296648 (I.R.S. Employer Identification No.)

3280 BAYSHORE BLVD., BRISBANE, CALIFORNIA		94405
(Address of principal executive offices)		(Zip Code)
(415) 466-2200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DESCRIPTION OF COMPENSATORY ARRANGEMENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7

ITEM 5.02 DESCRIPTION OF COMPENSATORY ARRANGEMENTS
On May 24, 2007, InterMune, Inc. entered into Retention Payment Agreements with each of its following executive officers: Howard Simon, Senior Vice President, Human Resources and Corporate Services and Associate General Counsel; Robin Steele, Senior Vice President, General Counsel and Corporate Secretary; John Hodgman, Senior Vice President and Chief Financial Officer; Bill Bradford, Vice President, Clinical Science; Stephen Porter, Chief Medical Officer; Marianne Armstrong, Chief Medical Affairs and Regulatory Officer and Lawrence Blatt, Chief Scientific Officer.
The Retention Agreements provide for a series of cash payments to be made to the executive officers at specified future dates up to and including April 1, 2009 if the executive meets certain performance criteria, including continued performance of such executives’ current duties and potential expanded duties. The retention payments are considered to be in addition to the executives’ regular compensation and are not considered part of the executives’ annual bonus compensation.
The above summary is qualified in its entirety by the Retention Agreements, which are filed as Exhibits 10.1 through 10.7 to this Current Report on Form 8-K, and are incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits
     The following exhibits are furnished with this report on Form 8-K:

Number	Description

10.1	Retention Payment Agreement between InterMune, Inc. and Howard Simon dated May 24, 2007
10.2	Retention Payment Agreement between InterMune, Inc. and Robin Steele dated May 24, 2007
10.3	Retention Payment Agreement between InterMune, Inc. and John Hodgman dated May 24, 2007
10.4	Retention Payment Agreement between InterMune, Inc. and Bill Bradford dated May 24, 2007
10.5	Retention Payment Agreement between InterMune, Inc. and Steve Porter dated May 24, 2007
10.6	Retention Payment Agreement between InterMune, Inc. and Marianne Armstrong dated May 24, 2007
10.7	Retention Payment Agreement between InterMune, Inc. and Lawrence Blatt dated May 24, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

Dated: May 24, 2007

INTERMUNE, INC. (Registrant)
By:	/s/ JOHN C. HODGMAN
Senior Vice President and Chief
Financial Officer

INDEX TO EXHIBITS

Number	Description

10.1	Retention Payment Agreement between InterMune, Inc. and Howard Simon dated May 24, 2007
10.2	Retention Payment Agreement between InterMune, Inc. and Robin Steele dated May 24, 2007
10.3	Retention Payment Agreement between InterMune, Inc. and John Hodgman dated May 24, 2007
10.4	Retention Payment Agreement between InterMune, Inc. and Bill Bradford dated May 24, 2007
10.5	Retention Payment Agreement between InterMune, Inc. and Steve Porter dated May 24, 2007
10.6	Retention Payment Agreement between InterMune, Inc. and Marianne Armstrong dated May 24, 2007
10.7	Retention Payment Agreement between InterMune, Inc. and Lawrence Blatt dated May 24, 2007